UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Provident New York Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 17, 2011

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Meeting, Proxy Statement and 2010 Annual Report to Stockholders are available at http://www.cfpproxy.com/55 53.

If you want to receive a paper copy or email of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before February 8, 2010 to facilitate timely delivery.

January 5, 2011

Name
Address
City, State Zip Code

Dear Provident New York Bancorp Stockholder:

The 2011 Annual Stockholders Meeting for Provident New York Bancorp will be held at 11:00 A.M., Eastern Standard Time on February 17, 2011 at the Pearl River Hilton, 500 Veterans Memorial Drive, Pearl River, New York 10965. The Annual Meeting is for the purpose of considering and acting upon the:

1.	Election of 4 directors for a 3-year term; Dennis L. Coyle, Victoria Kossover, Burt Steinberg, and George Strayton
2.	Approval of a non-binding advisory proposal on the compensation of the Named Executive Officers ("Say-on-Pay");
3.	Choice of whether to hold a Say-on-Pay vote every one, two or three years;
4.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending September 30,2011; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 20, 2010 are entitled to vote at the Meeting.

Your Board of Directors recommends a vole "FOR" Proposals 1,2 and 4 above, and "FOR" a one year Say-on-Pay vote for Proposal 3.

You may access the following proxy materials on the internet at http://www.cfpproxy.com/5553: (i) the 2010 Annual Report to Stockholders and (ii) Notice of the Meeting/Proxy Statement.

If you would like a paper copy or email of the proxy materials mailed to you, you may request one:

•	by calling 800-951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice), or
•	by sending an email to fulfillmenl@rtco.com and by inserting your Stockholder Control Number in the subject line, or
•	by making your request online at http://www.cfpproxy.com/5553 and inserting your Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future stockholder meetings, which you may later revoke at any time.

If you wish to vote by Internet at https://www.proxyvotenow.com/pbny, or by phone at 1-866-814-2809, you will need your Stockholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card, sign, date and return. You may also vote in person at the Meeting. If you wish to vole in person, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Provident New York Bancorp Common Stock as of the close of business on the record date.

We ask that you cast your vote promptly. Thank you for your continued support!

Stockholder Control Number